Supplement to Phillips Publishing

HIGHEST YIELDING MONEY MARKET

The U.S. Government Securities Savings Fund is Lipper Analytical Services
#1 government money
market fund for
five years

[GRAPHIC: Photograph of 1995 Performance Achievement Certificate issued to U.S. Government Savings Fund by Lipper Analytical Services, Inc.]

United Services is an acclaimed no-load fund family, managing $1.5 billion in 120,000 shareholder accounts.

                             ---------------------
                                 Earn More Now.
                             ---------------------

                             ---------------------
                                     5.22%
                             7-Day Effective Yield
                             ---------------------

                                 As of 11/21/96

                             ---------------------
                                     5.09%
                               7-Day Current Yield
                             ---------------------

         ------------------------------------------------------------

         The U.S. Government Securities Savings Fund was ranked #1 out of 71 government money market funds by Lipper Analytical services. The fund was ranked #3 out of 117 for the one-year period ending 9/30/96. The U.S. Government Securities
         Savings Fund, like all money market funds, is: * not sponsored nor guaranteed by the U.S. Government * not a deposit of nor endorsed by any bank * not insured by the FDIC nor any other agency.

         ------------------------------------------------------------

[FRONT OF POSTCARD ATTACHED TO BOTTOM RIGHT OF FLYER]

[ ] YES! I need to learn more about the benefits of the U.S. GOVERNMENT SECURITIES SAVINGS FUND
    Please RUSH me a FREE investment guide and prospectus today.

[ ] Please enclose an IRA investment guide.

Name ........................................................

Address .....................................................             MFI508

City, State, Zip Code .......................................

Daytime Phone ...............................................

FOR IMMEDIATE RESPONSE  CALL 1-800-557-2297, EXT. 169.

--------------------------------------------------------------------------------
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INVEST IN THE MONEY FUND RANKED #1 FOR FIVE YEARS.  U.S.  GOVERNMENT  SECURITIES
SAVINGS FUND

CONSISTENT PERFORMANCE

Lipper Analytical Services certifies the U.S. Government Securities Savings Fund ranks #1 among U.S. government money market funds for the 5 year period ending September 30, 1995.

BONUS BENEFITS

* You save with free checkwriting privileges.
* You earn daily compounded dividend income free of state taxes.
* You can feel comfort in the safety of 100% government securities.
* Your yield is higher because we guarantee low expenses.
* You can call toll-free 24-hours a day for up-to-date account information.

HIGHER  YIELDS*

It pays to compare. You can earn more in the U.S. Government Securities Savings Fund.

            [CHART CREATED USING THE FIGURES IN THE FOLLOWING TABLE]

                                  U.S.
                                  GOVERNMENT      AVERAGE                       AVERAGE BANK
                                  SECURITIES      MONEY          AVERAGE        MONEY
                                  SAVINGS FUND    MARKET FUND    6-MONTH CD     MARKET
                                  ------------    -----------    ----------     ------
                  YIELD/RATE      5.09%           4.86%          4.76%          2.62%

    PENALTY-FREE WITHDRAWALS      YES             YES            NO             LIMITED

FREE CHECKWRITING PRIVILEGES      YES             MAYBE          NO             LIMITED

             INVESTS 100% IN      YES             NO             NO             NO
  U.S. GOVERNMENT SECURITIES

[BACK OF POST CARD]                                          [BULK MAIL INDICIA]
[UNITED SERVICES FUNDS ADDRESS]

[END OF POSTCARD]

                       CHOOSING THE BEST MONEY MARKET FUND

Money market mutual funds play an important role in almost every financial plan. These funds can be used as a parking place between investment decisions, as a cash management tool where you can earn market rates on the money you use for paying bills or as a savings account when you don't want to risk losing any of your principal.

Not all money market funds are created equal. It pays to shop around for a fund with a competitive yield and the features you need.

To help you narrow the list, here are a few questions you can ask yourself:

* How much can I afford to invest? Most funds set minimum investment requirements. Find one that fits your budget.

*   What kind of yield has the fund had? Look for a consistent top performer.

* What types of money market securities does the fund invest in? This can range from U.S. government securities to commercial paper and foreign securities. Select a fund where you can feel safe.

* Do I need to be able to write checks on this account? Many money market funds offer checkwriting privileges, but watch out for per check charges.

* As of 11/21/96. Sources: USA Today, IBC's Money Fund Report. Past performance is no guarantee of future results. Money market yields may change daily. CDs generally have a fixed rate of return and are insured by the FDIC up to only $100,000. The U.S. Government Securities Savings Fund is managed to maintain a stable $1 per share value; however, there is no guarantee it will be able to do so. The Advisor of the Fund has guaranteed total fund operating expenses (as a percentage of net assets) will not exceed 0.40% until 6/30/97, or until such later date as the Advisor determines. In accordance with SEC guidelines, capital gains or losses are excluded from yield calculations. A monthly small account fee will apply if your balance falls below the $1,000 minimum. For more information, including charges and expenses, call 1-800-US-FUNDS. Please read the prospectus carefully before investing. This insert is provided as a service by Phillips Publishing and U.S. Global Investors, Inc. for a mutual fund recommended by the editor of Mutual Fund Investing. The editor is not compensated for its inclusion.